DUNHAM FUNDS

Dunham Alternative Strategy Fund

Class A (DAASX)

Class C (DCASX)

Class N (DNASX)

Supplement dated July 15, 2015 to the Prospectus and Summary Prospectus each dated February 27, 2015, as amended April 24, 2015 (the “Prospectus”). This Supplement updates and supersedes any contrary information contained in the Prospectus or Summary Prospectus.

Effective July 1, 2015, the Board of Trustees of the Dunham Funds has approved a change in the sub-advisory fee payable to Market Concepts, LLC (“mConcepts”), Sub-Adviser to the Dunham Alternative Strategy Fund (the “Fund”). The annual Base Sub-Advisory fee rate payable to mConcepts was lowered from 0.65% to 0.50% of the average daily net assets of the Fund, and the Performance Fee rate was lowered from +/- 0.35% to +/-0.20% of the average daily net assets of the Fund.

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 24 of the Prospectus and page 1 of the Fund’s Summary Prospectus. The table describing the Class A, Class C and Class N shareholder expenses of the Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.13%	1.13%	1.13%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.60%	0.60%	0.60%
Acquired Fund Fees and Expenses(2)	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	2.24%	2.99%	1.99%

(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective July 1, 2015. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 0.50% and can range from 0.30% to 0.70%, depending on the effect of performance fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
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The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$789	$1,235	$1,706	$3,002
Class C	$302	$924	$1,572	$3,308
Class N	$202	$624	$1,073	$2,317

The portion of the table following the section entitled “MANAGEMENT”, INVESTMENT ADVISER” on page 76 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Dunham Alternative Strategy Fund is amended to read as follows:

Fund	Current Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Alternative Strategy Fund	0.95% – 1.35%	0.65%	0.30% - 0.70%

This Supplement supersedes and replaces any contradictory prior supplements to the Fund's Prospectus and Statement of Additional Information. You should read this Supplement in conjunction with the Prospectus and Summary Prospectus dated February 27, 2015, as amended April 24, 2015, and the Statement of Additional Information dated February 27, 2015, or as subsequently amended, which provide information that you should know about the Dunham Alternative Strategy Fund before investing, and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated July 15, 2015

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